FINANCIAL INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Financial income:
Interest income on short-term deposits	$ (54)	$ (60)
Change in fair value of warrants related to share purchase agreement	(22)	(56)
Foreign currency adjustments gains	(4)	(2)
Total Financial income	(80)	(118)
Financial expenses:
Interest expense	16	14
Total financial expenses	16	14
Total financial income, net	$ (64)	$ (104)